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                                                                    EXHIBIT 99.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-54256 of CenterPoint Energy Resources Corp. on Form S-3 of our report dated February 28, 2003, June 16, 2003 as to "Certain Reclassifications" described in
Note 1, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the change in method of accounting for goodwill and certain intangible assets) appearing in this Current Report on Form 8-K of CenterPoint Energy Resources Corp. dated June 16, 2003.

DELOITTE & TOUCHE LLP

Houston, Texas
June 16, 2003